EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Island Radio, Inc. (“Company”) on Form 10-Q (Amendment No. 1) for the interim period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (“Report”), I, Eric Boyer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2011

By:

/s/ Eric Boyer

Eric Boyer

President, Chief Executive Officer,

Principal Executive Officer and Director